Schedule of Components of Deferred Tax Assets (Details) - USD ($)	12 Months Ended
	Nov. 30, 2022	Nov. 30, 2021
Income Tax Disclosure [Abstract]
Net Operating Loss Carry-Forward	$ 123,759	$ 57,317
Federal statutory income tax rate	21.00%	21.00%
Expected Income Tax Benefit from NOL Carry-Forward	$ 25,989	$ 12,037
Less: Valuation Allowance	(25,989)	(12,037)
Deferred Tax Asset, Net of Valuation Allowance